UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number             811-21117

A&Q Masters Fund

(Exact name of registrant as specified in charter)

600 Washington Boulevard

Stamford, Connecticut 06901

(Address of principal executive offices) (Zip code)

Keith A. Weller, Esq.

UBS Business Solutions US LLC

One North Wacker Drive

Chicago, IL, 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (203) 719-1428

Date of fiscal year end: March 31

Date of reporting period: March 31, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

A&Q MASTERS FUND

Financial Statements

with Report of Independent Registered Public Accounting Firm

Year Ended

March 31, 2020

An exemption under Regulation 4.5 has been obtained from the Commodity Futures Trading Commission for

A&Q Masters Fund

A&Q MASTERS FUND

Financial Statements

with Report of Independent Registered Public Accounting Firm

Year Ended

March  31, 2020

Ernst & Young LLP 5 Times Square New York, NY - 10036	Tel: +1 212 773 3000 Fax: +1 212 773 6350 ey.com

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

A&Q Masters Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of A&Q Masters Fund (the “Fund”), including the schedule of portfolio investments, as of March 31, 2020, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at March 31, 2020, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of investments in investment funds as of March 31, 2020, by correspondence with management of the underlying investment funds or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the UBS Hedge Fund Solutions LLC investment companies since 1995.

New York, NY

May 27, 2020

A&Q Masters Fund

Statement of Assets and Liabilities

March 31, 2020

ASSETS
Investments in Investment Funds and other security, at fair value (cost $76,686,249)	$84,475,469
Cash	447,586
Receivable from Investment Funds	8,549,639
Advanced subscriptions in Investment Funds	3,500,000
Receivable from Adviser	151,765
Other assets	1,406

Total Assets	97,125,865

LIABILITIES
Shareholders’ redemptions payable	1,504,895
Management Fee payable	312,727
Tax compliance fees payable	75,000
Administration fee payable	59,350
Professional fees payable	52,845
Officer’s and Trustees’ fees payable	25,463
Other liabilities	30,459

Total Liabilities	2,060,739

Net Assets	$95,065,126

NET ASSETS

Represented by:
Paid in capital	$93,056,842
Total distributable earnings (loss)	2,008,284

Net Assets	$95,065,126

Net asset value per Share (based on 95,865.104 Shares outstanding)	$991.66

The accompanying notes are an integral part of these financial statements.
2

A&Q Masters Fund

Schedule of Portfolio Investments

March 31, 2020

Investment Fund (a)	Geographic Focus	Cost	Fair Value	% of Net Assets		Initial Acquisition Date	Redemption Frequency (b)	Redemption Notice Period (c)	First Available Redemption Date			Dollar Amount of Fair Value for First Available Redemption
Equity Hedged
Alta Park Fund Offshore, Ltd.	US/Canada	$4,750,000	$4,838,644	5.09	%	9/1/2019	Quarterly	45 days	9/30/2020	(d	)	$4,050,295
Alvento Long/Short Equity Fund LP	Europe including UK	5,500,000	6,656,083	7.00		2/1/2017	Monthly	30 days	3/31/2020			$6,656,083
Biomedical Offshore Value Fund, Ltd.	US/Canada	4,500,000	4,574,258	4.81		1/1/2020	Quarterly	120 days	12/31/2020	(d	)	$4,574,258
Brilliant US Feeder 2 Fund Limited	Greater China	3,997,761	4,704,926	4.95		8/1/2018	Monthly	30 days	3/31/2020			$4,704,926
Crake Global Feeder Fund ICAV	Global Markets	4,500,000	4,450,483	4.68		11/1/2019	Monthly	45 days	3/31/2020			$4,450,483
Dragon Billion Select US Feeder Fund	Greater China	4,647,464	4,810,791	5.06		10/1/2017	Quarterly	90 days	3/31/2020			$4,810,791
MW Eureka Fund	Europe including UK	3,784,241	4,579,121	4.82		2/1/2016	Monthly	30 days	3/31/2020			$4,579,121
Perceptive Life Sciences Qualified Fund, L.P.	US/Canada	2,271,353	3,833,537	4.03		6/1/2015	Quarterly	45 days	3/31/2020			$3,833,537
Pleiad Asia Offshore Feeder Fund	Asia including Japan	3,871,177	4,538,660	4.77		8/1/2015	Quarterly	60 days	3/31/2020	(e	)	$1,134,665
Point72 Capital International, Ltd.	Global	8,000,000	8,754,770	9.21		5/1/2018	Quarterly	45 days	3/31/2020	(e	)	$2,188,693
Stamina Fund Ltd.	US/Canada	4,500,000	4,348,433	4.57		2/1/2020	Quarterly	60 days	3/31/2021	(d	)	$4,348,433
Tairen China Fund Ltd.	Greater China	3,148,212	4,706,831	4.95		1/1/2018	Quarterly	60 days	3/31/2020			$4,706,831
TPG Public Equity Partners-B, Ltd.	Global	6,709,836	8,944,683	9.41		9/1/2015	Quarterly	60 days	3/31/2020	(e	)	$2,236,171
Visium Balanced Offshore Fund, Ltd.	US/Canada	20,543	15,860	0.02		6/1/2011	N/A	N/A	N/A	(f	)	N/A
Woodline Offshore Fund Ltd.	Global	4,500,000	4,776,717	5.03		11/1/2019	Quarterly	60 days	12/31/2020	(d	)	$4,776,717
York Asian Opportunities Fund, L.P.	Asia including Japan	7,500,000	8,163,215	8.59		8/1/2019	Quarterly	60 days	3/31/2020			$8,163,215
ZP Offshore Energy Fund, Ltd.	US/Canada	4,480,000	1,778,457	1.87		10/1/2018	Quarterly	60 days	3/31/2020			$1,778,457

Equity Hedged Subtotal		76,680,587	84,475,469	88.86

Total Investment Funds		$76,680,587	$84,475,469	88.86	%

Other securities		Cost	Fair Value	% of Net Assets

Other securities (g)		$5,662	$0	0.00	%

Total other securities		$5,662	$0	0.00	%

(a)	Each Investment Fund noted within the Schedule of Portfolio Investments is non-income producing.
(b)	Available frequency of redemptions after the initial lock-up period, if any. Different tranches may have varying liquidity terms.
(c)	Unless otherwise noted, the redemption notice periods are shown in calendar days.
(d)	This holding is under lock-up and is not redeemable without paying a fee.
(e)	The Investment Fund is subject to an investor level gate of 25%.
(f)

All of the Fund’s interests in the Investment Fund are held in side pockets or are in liquidation and have restricted liquidity. In addition to any redemption proceeds that may have already been received, the Fund will continue to receive proceeds periodically as the Investment Fund liquidates its underlying investments.

(g)	The Fund has valued this security received from in-kind distributions from an Investment Fund at $0 and considers it to be a Level 3 investment.

Complete information about the Investment Funds’ underlying investments is not readily available.

The Fund’s valuation procedures require evaluation of all relevant factors available at the time the Fund values its portfolio. These relevant factors include the individual Investment Funds’ compliance with fair value measurements, price transparency and valuation procedures in place, and subscription and redemption activity.

The accompanying notes are an integral part of these financial statements.
3

A&Q Masters Fund

Statement of Operations

Year Ended March 31, 2020

EXPENSES

Management Fee	$1,364,411
Professional fees	557,405
Incentive Fee	197,571
Tax compliance fees	150,000
Officer’s and Trustees’ fees	117,105
Administration fee	112,220
Commitment Fee	87,417
Loan interest	7,177
Custody fee	5,512
Printing, insurance and other expenses	114,449

Total Expenses before amounts waived or reimbursed by Adviser (See Note 3)	2,713,267

Less expense reimbursement repaid by Adviser (See Note 3)	(748,596)

Net Expenses	1,964,671

Net Investment Loss	(1,964,671)

NET REALIZED AND UNREALIZED GAIN/(LOSS) FROM INVESTMENTS

Net realized gain/(loss) from investments in Investment Funds	9,253,768
Net change in unrealized appreciation/depreciation on investments in Investment Funds	(7,334,195)

Net Realized and Unrealized Gain/(Loss) from Investments	1,919,573

Net Decrease in Net Assets Derived from Operations	$(45,098)

The accompanying notes are an integral part of these financial statements.
4

A&Q Masters Fund

Statements of Changes in Net Assets

Years Ended March 31, 2019 and 2020

Net Assets at April 1, 2018	$135,771,067

INCREASE (DECREASE) IN NET ASSETS DERIVED FROM OPERATIONS
Net investment loss	(2,237,403)
Net realized gain/(loss) from investments in Investment Funds	4,444,465
Net change in unrealized appreciation/depreciation on investments in Investment Funds	(3,431,519)

Net Decrease in Net Assets Derived from Operations	(1,224,457)

DISTRIBUTIONS TO SHAREHOLDERS (See Note 2e)	(2,249,034)

INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL TRANSACTIONS
Shareholders’ subscriptions of 1,141.472 Shares	1,175,850
Reinvestment of distributions of 2,223.696 Shares	2,195,621
Shareholders’ redemptions of 11,491.454 Shares	(12,060,740)

Net Decrease in Net Assets Derived from Capital Transactions	(8,689,269)

Net Assets at March 31, 2019	$123,608,307

INCREASE (DECREASE) IN NET ASSETS DERIVED FROM OPERATIONS
Net investment loss	(1,964,671)
Net realized gain/(loss) from investments in Investment Funds	9,253,768
Net change in unrealized appreciation/depreciation on investments in Investment Funds	(7,334,195)

Net Decrease in Net Assets Derived from Operations	(45,098)

DISTRIBUTIONS TO SHAREHOLDERS (See Note 2e)	(3,975,245)

INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL TRANSACTIONS
Shareholders’ subscriptions of 895.484 Shares	929,053
Reinvestment of distributions of 3,510.511 Shares	3,731,346
Shareholders’ redemptions of 27,702.372 Shares	(29,183,237)

Net Decrease in Net Assets Derived from Capital Transactions	(24,522,838)

Net Assets at March 31, 2020	$95,065,126

The accompanying notes are an integral part of these financial statements.
5

A&Q Masters Fund

Statement of Cash Flows

Year Ended March 31, 2020

CASH FLOWS FROM OPERATING ACTIVITIES
Net decrease in net assets derived from operations	$(45,098)
Adjustments to reconcile net decrease in net assets derived from operations to net cash provided by operating activities:
Purchases of investments in Investment Funds	(35,250,000)
Proceeds from disposition of investments in Investment Funds	68,684,121
Net realized (gain)/loss from investments in Investment Funds	(9,253,768)
Net change in unrealized appreciation/depreciation on investments in Investment Funds	7,334,195
Changes in assets and liabilities:
(Increase)/decrease in assets:
Advanced subscriptions in Investment Funds	(3,500,000)
Receivable from Adviser	(5,729)
Receivable from Investment Funds	(428,942)
Other assets	(41)
Increase/(decrease) in liabilities:
Administration fee payable	11,351
Management Fee payable	(67,765)
Officer’s and Trustees’ fees payable	13,309
Professional fees payable	(29,172)
Tax compliance fees payable	25,000
Other liabilities	2,900
Net cash provided by operating activities	27,490,361

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from shareholders’ subscriptions, including change in subscriptions received in advance	29,053
Distributions paid	(243,899)
Payments on shareholders’ redemptions, including change in shareholders’ redemptions payable	(29,016,630)
Proceeds from loan	4,500,000
Principal payment on loan	(4,500,000)
Net cash used in financing activities	(29,231,476)

Net decrease in cash	(1,741,115)
Cash-beginning of year	2,188,701
Cash-end of year	$447,586

Supplemental disclosure of cash flow information:
Interest paid	$7,177

The accompanying notes are an integral part of these financial statements.
6

A&Q Masters Fund

Financial Highlights

The following represents the ratios to average net assets and other supplemental information for the periods indicated. An individual shareholder’s ratios and returns may vary from the below based on the timing of capital transactions.

		Years Ended March 31,
	2020	2019	2018	2017	2016
Per Share operating performance
Net asset value per Share, beginning	$1,037.32	$1,066.65	$991.98	$929.94	$1,081.92
Gain/(Loss) from investment operations:
Net investment loss [a]	(18.79)	(18.17)	(20.13)	(15.52)	(17.20)
Net realized and unrealized gain (loss) from investments	13.89	7.39	94.80	77.56	(58.51)
Total gain/(loss) from investment operations	(4.90)	(10.78)	74.67	62.04	(75.71)
Distributions to shareholders	(40.76)	(18.55)	—	—	(76.27)
Net asset value per Share, ending	$991.66	$1,037.32	$1,066.65	$991.98	$929.94

Ratio/Supplemental Data:
Ratio of net investment loss to average net assets [b,c]	(1.78%)	(1.71%)	(1.91%)	(1.62%)	(1.68%)
Ratio of total expenses to average net assets after
Incentive Fee [b,c,d]	2.46%	2.29%	2.38%	1.69%	2.06%
Ratio of net expenses to average net assets after
Incentive Fee [b,c,d]	1.78%	1.71%	1.91%	1.61%	1.68%
Portfolio turnover rate	36.10%	24.22%	14.52%	20.76%	36.72%
Total return after
Incentive Fee [e,f]	(0.74%)	(0.92%)	7.50%	6.70%	(7.00%)
Asset coverage [g]	N/A	N/A	N/A	102.880	N/A
Net assets	$95,065,126	$123,608,307	$135,771,067	$148,744,464	$169,511,107

a	Calculated based on the average Shares outstanding during the period.

b	Ratios to average net assets are calculated based on the average net assets for the period.

c

Ratios of net investment loss, total expenses and net expenses to average net assets do not include the impact of expenses and incentive allocations or incentive fees incurred by the underlying Investment Funds.

d

The ratios of total expenses to average net assets before Incentive Fee were 2.28%, 2.20%, 2.09%, 1.69%, and 2.00% for the years ended March 31, 2020, 2019, 2018, 2017, and 2016, respectively. The ratios of net expenses to average net assets before Incentive Fee were 1.60%, 1.62%, 1.62%, 1.61%, and 1.62%, for the years ended March 31, 2020, 2019, 2018, 2017, and 2016, respectively.

e	The total returns before Incentive Fee were (0.55%), (0.84%), 7.81%, 6.70%, and (6.94%) for the years ended March 31, 2020, 2019, 2018, 2017, and 2016, respectively.

f

The total return is based on the change in value during the period of a theoretical investment made at the beginning of the period. The change in value of a theoretical investment is measured by comparing the aggregate ending value, adjusted for reinvestment of all dividends and distributions, if any, in accordance with the reinvestment plan. The total return does not reflect any sales charges.

The accompanying notes are an integral part of these financial statements.
7

A&Q Masters Fund

Financial Highlights (continued)

g

Calculated by subtracting the Fund’s liabilities and indebtedness not represented by senior securities from the Fund’s total assets and dividing the result by the aggregate amount of the Fund’s senior securities representing indebtedness then outstanding. The Fund’s senior securities during this time period were comprised only of temporary borrowings made pursuant to secured revolving lines of credit agreements (see Note 6). There were no senior securities payable outstanding for the years ended March 31, 2020, 2019, 2018 or 2016.

The accompanying notes are an integral part of these financial statements.
8

A&Q Masters Fund

Notes to Financial Statements

March 31, 2020

1.	Organization

A&Q Masters Fund (the “Fund”) was formed as a statutory trust under the laws of Delaware on June 20, 2013, and thereafter, became the successor to O’Connor Fund of Funds: Masters LLC (the “Predecessor Fund”) by way of merger. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, non-diversified management investment company. The Fund commenced operations on July 1, 2013, when the Predecessor Fund merged into the Fund in a tax-free reorganization. For financial reporting purposes, the assets received and shares of beneficial interest in the Fund (the “Shares”) issued by the Fund were recorded at fair value; however, the cost basis of the investments received from the Predecessor Fund was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The investment income and net realized and unrealized gain/loss presented in the Statement of Operations represent the revenue and earnings of the Fund subsequent to the merger. Effective after the close of business on December 31, 2015, the Fund effected a taxable reorganization, whereby A&Q Equity Opportunity Fund (the “Acquired Fund”) merged with and into the Fund. The Acquired Fund transferred all of its assets to the Fund in exchange solely for Shares of the Fund and the assumption by the Fund of the Acquired Fund’s stated liabilities.

The Fund is commonly referred to as a “fund of funds”. Its investment objective is to seek capital appreciation over the long term. The Fund will seek to achieve its objective principally through the allocation of assets among a select group of alternative asset managers (the “Investment Managers”) and the funds they operate. Investment Managers generally conduct their investment programs through unregistered investment funds, such as hedge funds, that have investors other than the Fund, and in other registered investment companies (collectively, the “Investment Funds”).

Subject to the provisions of the Fund’s Agreement and Declaration of Trust, as amended and restated from time to time (the “Declaration”), and the requirements of the 1940 Act, the business and affairs of the Fund shall be managed under the direction of the Fund’s Board of Trustees (the “Board”, with an individual member referred to as a “Trustee”). The Trustees shall have the right, power and authority, on behalf of the Fund and in its name, to do all things necessary and proper to carry out their duties under the Declaration. Each Trustee shall be vested with the same powers, authority and responsibilities on behalf of the Fund as are customarily vested in each trustee of a Delaware corporation, and each Trustee who is not an “interested person” (as defined in the 1940 Act) of the Fund (the “Independent Trustees”) shall be vested with the same powers, authority and responsibilities on behalf of the Fund as are customarily vested in each trustee of a closed-end management investment company registered under the 1940 Act and organized as a Delaware corporation who is not an “interested person” of such company. The Trustees may perform such acts as they, in their sole discretion, determine to be proper for conducting the business of the Fund. No Trustee shall have the authority individually to act on behalf of or to bind the Fund except within the scope of such Trustee’s authority as delegated by the Board. The Board may delegate (as may be

A&Q Masters Fund

Notes to Financial Statements (continued)

March 31, 2020

1.	Organization (continued)

permitted by the Declaration, the Fund’s By-Laws and the Delaware Statutory Trust Act) the management of the Fund’s day-to-day operations to one or more officers of the Fund or other persons (including, without limitation, UBS Hedge Fund Solutions (as defined below)), subject to the investment objective and policies of the Fund and to the oversight of the Board.

The Board has engaged UBS Hedge Fund Solutions LLC (“UBS Hedge Fund Solutions” or the “Adviser”), a Delaware limited liability company, to provide investment advice regarding the selection of Investment Funds and to be responsible for the day-to-day management of the Fund. The Adviser is a wholly owned subsidiary of UBS AG and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended.

Initial and additional applications for Shares by eligible investors may be accepted at such times as the Board may determine and are generally accepted monthly. The Board reserves the right to reject any application for Shares in the Fund. Shares may be purchased as of the first business day of each month at the Fund’s then current net asset value (“NAV”) per Share. The Fund from time to time may offer to repurchase Shares pursuant to written tenders by shareholders. These repurchases will be made at such times and on such terms as may be determined by the Board in its complete and exclusive discretion. The Adviser expects that it will recommend to the Board that the Fund offer to repurchase Shares from shareholders as of the end of each calendar quarter. During the year ended March 31, 2020, 27,702.372 Shares were repurchased.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative US generally accepted accounting principles (“US GAAP”) recognized by the FASB to be applied by non-governmental entities. The Fund’s financial statements are prepared in accordance with US GAAP.

2.	Significant Accounting Policies

a.	New Accounting Pronouncement

In November 2016, the FASB issued Accounting Standards Update (ASU) 2016-18, “Statement of Cash Flows: Restricted Cash”. The amendments in this update require that a statement of cash flows explain the change during the period in the total of cash, cash equivalents, and amounts generally described as restricted cash or restricted cash equivalents. Therefore, amounts generally described as restricted cash and restricted cash equivalents should be included with cash and cash equivalents when reconciling the beginning-of-period and end-of-period total amounts shown in the statement of cash flows. ASU 2016-18 is effective for all entities for fiscal years beginning after December 15, 2018. During the year, the Adviser assessed the impact of the ASU on the Fund and determined that it has no material impact on the financial statements, nor were there any restricted cash balances held as of March 31, 2020.

A&Q Masters Fund

Notes to Financial Statements (continued)

March 31, 2020

2.	Significant Accounting Policies (continued)

b.	Portfolio Valuation

The Fund values its investments at fair value, in accordance with US GAAP, which is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The Fund uses NAV as its measure of fair value of an investment in an investee when (i) the Fund’s investment does not have a readily determinable fair value and (ii) the NAV of the Investment Fund is calculated in a manner consistent with the measurement principles of investment company accounting, including measurement of the underlying investments at fair value. In evaluating the level at which the fair value measurement of the Fund’s investments have been classified, the Fund has assessed factors including, but not limited to, price transparency, the ability to redeem at NAV at the measurement date and the existence or absence of certain restrictions at the measurement date.

US GAAP provides guidance in determining whether there has been a significant decrease in the volume and level of activity for an asset or liability when compared with normal market activity for such asset or liability (or similar assets or liabilities). US GAAP also provides guidance on identifying circumstances that indicate a transaction with regards to such an asset or liability is not orderly. In its consideration, the Fund must consider inputs and valuation techniques used for each class of assets and liabilities. Judgment is used to determine the appropriate classes of assets and liabilities for which disclosures about fair value measurements are provided. Fair value measurement disclosures for each class of assets and liabilities require greater disaggregation than the Fund’s line items in the Statement of Assets and Liabilities.

The following is a summary of the investment strategy and any restrictions on the liquidity provisions of the investments in Investment Funds held by the Fund as of March 31, 2020. Investment Funds with no current redemption restrictions may be subject to future gates, lock-up provisions or other restrictions, in accordance with their offering documents. The Fund had no unfunded capital commitments as of March 31, 2020. The Fund used the following category to classify its Investment Funds:

The Investment Funds in the equity hedged strategy (total fair value of $84,475,469) generally utilize fundamental analysis to invest in publicly traded equities investing in both long and short positions seeking to capture perceived security mispricing. Portfolio construction is driven primarily by bottom-up fundamental research; top-down analysis may also be applied. As of March 31, 2020, the Investment Funds in the equity hedged strategy had $40,776,165, representing 48% of the value of the investments in this category, subject to investor level gates and/or lock-ups. Included in this amount is $18,538,052, representing 22% of the value of the investments in this category, that cannot be redeemed in full because the investments include restrictions that do not allow for

A&Q Masters Fund

Notes to Financial Statements (continued)

March 31, 2020

2.	Significant Accounting Policies (continued)

b.	Portfolio Valuation (continued)

redemptions in the first 12 to 24 months after acquisition. The remaining restriction period for these investments ranges from 5- 9 months at March 31, 2020. An investment representing less than 1% of the value of investments in this category is held in side pockets; therefore, the redemption notice period is no longer effective for this investment and the liquidation of assets is uncertain.

The investments within the scope of ASC 820, for which fair value is measured using NAV as a practical expedient, should not be categorized within the fair value hierarchy. The total fair value of the investments in Investment Funds valued using NAV as a practical expedient is $84,475,469 and is therefore excluded from the fair value hierarchy. Additional disclosures, including liquidity terms and conditions of the underlying investments, are included in the Schedule of Portfolio Investments.

The three levels of the fair value hierarchy are as follows:

Level 1—	quoted prices in active markets for identical investments
Level 2—

inputs to the valuation methodology include quotes for similar assets and liabilities in active markets, and inputs that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the financial instrument

Level 3—	inputs to the valuation methodology include significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The NAV of the Fund is determined by the Fund’s administrator, under the oversight of the Adviser, as of the close of business at the end of any fiscal period in accordance with the valuation principles set forth below or as may be determined from time to time pursuant to policies established by the Board. The Fund’s investments in Investment Funds are subject to the terms and conditions of the respective operating agreements and offering memorandums, as appropriate. The Adviser has adopted procedures pursuant to ASC 820 in which the Fund values its investments in Investment Funds at fair value. Fair value is generally determined utilizing NAVs supplied by, or on behalf of, the Investment Funds’ Investment Managers, which are net of management and incentive fees charged by the Investment Funds. NAVs received by, or on behalf of, the Investment Funds’ Investment Managers are based on the fair value of the Investment Funds’ underlying investments in accordance with the policies established by the Investment Funds. Because of the inherent uncertainty of valuation, the value of the Fund’s investments in the Investment Funds may differ significantly from the value that would have been used had a ready market been available. See Schedule of Portfolio Investments for further information.

A&Q Masters Fund

Notes to Financial Statements (continued)

March 31, 2020

2.	Significant Accounting Policies (continued)

b.	Portfolio Valuation (continued)

The fair value relating to certain underlying investments of these Investment Funds, for which there is no ready market, has been estimated by the respective Investment Fund’s Investment Manager and is based upon available information in the absence of readily ascertainable fair values and does not necessarily represent amounts that might ultimately be realized. Due to the inherent uncertainty of valuation, those estimated fair values may differ significantly from the values that would have been used had a ready market for the investments existed. These differences could be material.

It is unknown, on an aggregate basis, whether the Investment Funds held any investments whereby the Fund’s proportionate share exceeded 5% of the Fund’s net assets at March 31, 2020.

The fair value of the Fund’s assets and liabilities which qualify as financial instruments approximates the carrying amounts presented in the Statement of Assets and Liabilities.

c.	Investment Transactions and Income Recognition

The Fund accounts for realized gains and losses from Investment Fund transactions based on the pro-rata ratio of the fair value and cost of the underlying investment at the date of redemption. Interest income is recorded on the accrual basis.

d.	Fund Expenses

The Fund bears all expenses incurred in its business, including, but not limited to, the following: all costs and expenses related to portfolio transactions and positions for the Fund’s account; legal fees; accounting and auditing fees; custodial fees; costs of computing the Fund’s NAV; costs of insurance; registration expenses; interest expense; due diligence, including travel and related expenses; expenses of meetings of the Board; all costs with respect to communications to shareholders; and other types of expenses approved by the Board. Expenses are recorded on the accrual basis.

e.	Income Taxes

The Fund’s policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its shareholders. The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains, resulting in no provision requirements for federal income or excise taxes. The Fund has a September 30 tax year-end. Unless otherwise indicated, all applicable tax disclosures reflect tax adjusted balances at September 30, 2019.

A&Q Masters Fund

Notes to Financial Statements (continued)

March 31, 2020

2.	Significant Accounting Policies (continued)

e.	Income Taxes (continued)

The Fund will file U.S. federal income and applicable state tax returns. The Adviser will analyze the Fund’s tax positions and will determine if a tax provision for federal or state income tax is required in the Fund’s financial statements. The Fund’s federal and state income tax returns for all open tax years since inception are subject to examination by the Internal Revenue Service and state departments of revenue. The Fund will recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. For the year ended March 31, 2020, the Fund did not incur any interest or penalties. The Adviser does not believe there are positions for which it is reasonably likely that the total amounts of unrecognized tax liability will significantly change within twelve months of the reporting date.

Permanent book-to-tax basis differences resulted in the reclassification of amounts stated below, between total distributable earnings and paid-in capital reported on the Fund’s Statement of Assets and Liabilities as of March 31, 2020. Such permanent reclassifications are attributable to differences between book and tax reporting of the Fund’s investments which do not affect net assets or NAV per Share values.

Total Distributable Earnings	Paid in Capital
$ -	$ -

The tax character of distributions paid to shareholders during the financial statement year ended March 31, 2020 was $3,144,305 of ordinary income and $830,940 of long-term gains. The tax character of distributions paid to shareholders during the financial statement year ended March 31, 2019 was $2,249,034 of ordinary income.

The tax basis of distributable earnings as of September 30, 2019 (the Fund’s most recent tax year) shown below represents future distribution requirements that the Fund must satisfy under the income tax regulations.

Undistributed Ordinary Income	Net Capital Gain	Capital Loss Carryforward	Qualified Late Year Loss Deferrals	Net Unrealized Appreciation/ (Depreciation)
$2,228,488	$694,488	$ -	$ -	$5,335,674

A&Q Masters Fund

Notes to Financial Statements (continued)

March 31, 2020

2.	Significant Accounting Policies (continued)

e.	Income Taxes (continued)

At September 30, 2019, the Fund had a capital loss carryforward of $0. The capital loss carryforward is available to offset future realized capital gains. Capital losses that are carried forward will retain their character as either short-term or long-term capital losses and are not subject to expiration. At September 30, 2019, the Fund utilized capital loss carryforward of $777,222.

The federal tax cost of investments is adjusted for taxable income allocated to the Fund from the Investment Funds. The aggregate tax cost of investments at March 31, 2020 is $85,035,339. Investment net tax basis unrealized depreciation was $559,870 consisting of $2,353,102 unrealized appreciation and $2,912,972 unrealized depreciation.

The primary reason for differences between the earnings reported above and the federal tax cost of investments, in comparison with the related amounts reported on the Fund’s Statement of Assets and Liabilities as of March 31, 2020, relates to cumulative differences between tax and US GAAP financial statement reporting requirements on the portfolio investments.

f.	Cash

Cash consists of monies held at The Bank of New York Mellon (the “Custodian”). Such cash, at times, may exceed federally insured limits. The Fund has not experienced any losses in such accounts and does not believe it is exposed to any significant credit risk on such accounts.

g.	Use of Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Because of the uncertainty of valuation, such estimates may differ significantly from values that would have been used had a ready market existed, and the differences could be material.

3.	Related Party Transactions

The Adviser provides investment advisory services to the Fund pursuant to the Investment Advisory Agreement. The Adviser also provides certain administrative services to the Fund, including: providing office space, handling of shareholder inquiries regarding the Fund, providing shareholders with information concerning their investment in the Fund, coordinating and organizing meetings of

A&Q Masters Fund

Notes to Financial Statements (continued)

March 31, 2020

3.	Related Party Transactions (continued)

the Fund’s Board and providing other support services. In consideration for all such services, the Fund will pay the Adviser a fee (the “Management Fee”), computed and payable monthly, at an annual rate of 1.25% of the Fund’s adjusted net assets determined as of the last day of each month. Adjusted net assets as of any month-end date means the total value of all assets of the Fund, less an amount equal to all accrued debts, liabilities and obligations of the Fund other than Incentive Fee (as defined below) accruals if any, as of such date, and calculated before giving effect to any repurchase of Shares on such date.

The Management Fee is computed as of the start of business on the last business day of the period to which each Management Fee relates, after adjustment for any Share purchases effective on such date, and will be payable in arrears. A portion of the Management Fee and Incentive Fee (as defined below) is paid by the Adviser to its affiliates. For the year ended March 31, 2020, the Fund incurred a Management Fee of $1,364,411, of which $312,727 remains payable and is included on the Statement of Assets and Liabilities at March 31, 2020.

In addition to the Management Fee paid to the Adviser, the Adviser is paid an incentive fee (the “Incentive Fee”) on a quarterly basis in an amount equal to 5% of the Fund’s net profits. For the purposes of calculating the Incentive Fee for any fiscal quarter, net profits will be determined by taking into account net realized gain or loss (including any realized gain that has been distributed to shareholders during a fiscal quarter and net of Fund expenses, including Management Fee) and the net change in unrealized appreciation or depreciation of securities positions, as well as dividends, interest and other income. No Incentive Fee will be payable for any period unless losses and depreciation from prior periods have been recovered by the Fund, known as a “high water mark” calculation. The Adviser is under no obligation to repay any Incentive Fees previously paid by the Fund. Thus, the payment of the Incentive Fee for a period will not be reversed by the subsequent decline of the Fund’s assets in any subsequent fiscal period. For the year ended March 31, 2020, the Fund incurred an Incentive Fee of $197,571, of which none remains payable at March 31, 2020.

The Incentive Fee is in addition to the incentive fees or allocations charged by unregistered Investment Funds.

The Adviser has voluntarily entered into an expense limitation agreement (the “Expense Limitation and Reimbursement Agreement”) with the Fund to limit indefinitely the amount of Specified Expenses (as described below) to be borne by the Fund to an amount not to exceed 1.62% per annum of the Fund’s net assets (the “Expense Cap”) (computed and applied on a monthly basis). “Specified Expenses” is defined to include all expenses incurred in the business of the Fund, provided that the following expenses are excluded from the definition of Specified Expenses: (i) the Incentive fee, (ii) fees of the Investment Funds in which the Fund invests and (iii) extraordinary expenses. To the extent that Specified Expenses for any month exceed the Expense Cap, the Adviser will reimburse

A&Q Masters Fund

Notes to Financial Statements (continued)

March 31, 2020

3.	Related Party Transactions (continued)

the Fund, on quarterly basis, for expenses to the extent necessary to eliminate such excess. The Adviser may discontinue its obligations under the Expense Limitation and Reimbursement Agreement only with the consent of majority of the Independent Trustees. To the extent that the Adviser pays or bears Specified Expenses, it will not seek reimbursement for any such amounts. For the year ended March 31, 2020, the Fund has recorded an expense reimbursement to be paid by the Adviser in the amount of $748,596, of which $151,765 was receivable as of March 31, 2020.

UBS Financial Services Inc. (“UBS FSI”), a wholly owned subsidiary of UBS Americas, Inc., acts as the distributor for the Fund, without special compensation from the Fund, and bears its own costs associated with its activities as distributor. Sales loads, if any, charged on contributions are debited against the contribution amounts, to arrive at a net subscription amount. The sales load does not constitute assets of the Fund.

Effective January 1, 2016, each Trustee of the Fund receives an annual retainer of $12,500 plus a fee for each meeting attended. The Chairman of the Board and the Chairman of the Audit Committee of the Board each receive an additional annual retainer in the amount of $20,000. These additional annual retainer amounts are paid for by the Fund on a pro-rata basis along with the four other registered alternative investment funds advised by UBS Hedge Fund Solutions. All Trustees are reimbursed by the Fund for all reasonable out of pocket expenses.

During the year ended March 31, 2020, the Fund incurred a portion of the annual compensation of the Fund’s Chief Compliance Officer in the amount of $13,310 which is included in Officer’s and Trustees’ fees on the Statement of Operations. The related payable of $1,927 is included in Officer’s and Trustees’ fees payable on the Statement of Assets and Liabilities.

The Fund, along with other funds advised by UBS Hedge Fund Solutions, and the Trustees are insured under an insurance policy which protects against claims alleging a wrongful act, error, omission, misstatement, misleading statement, and other items made in error. A portion of the annual premiums is allocated in accordance with the risk adjuster’s recommendation among the UBS funds on a pro-rata basis. On an annual basis, the allocation methodology recommended by the risk adjuster is reviewed and approved by the Board and the Adviser determines the amounts to be charged to each fund based upon the Board approved methodology. During the year ended March 31, 2020, the Fund incurred $52,915 in insurance fees, which is included in printing, insurance and other expenses on the Statement of Operations, of which none was payable at March 31, 2020.

The Fund, along with several other funds advised by UBS Hedge Fund Solutions, is party to a Credit Agreement (See Note 6). On a quarterly basis, the credit provider will charge a fee (the “Commitment Fee”) on the unused portion of the total amount of the Credit Agreement. The Adviser will negotiate the commitment amount with the counterparty based on the amount each fund

A&Q Masters Fund

Notes to Financial Statements (continued)

March 31, 2020

3.	Related Party Transactions (continued)

will be expected to borrow at a given time. The Commitment Fee will be allocated to each fund based on the expected borrowing amount which is disclosed within the Credit Agreement. For the year ended March 31, 2020, the Fund incurred a Commitment Fee of $87,417 to the counterparty, of which $18,042 remains payable and is included in other liabilities on the Statement of Assets and Liabilities at March 31, 2020.

During the year ended March 31, 2020, the Adviser incurred expenses on behalf of the Fund for certain activities which benefit the investment funds managed by the Adviser. Of these expenses, the Adviser allocated $6,417 of expenses to the Fund which can be found in printing, insurance and other expenses on the Statement of Operations. As of March 31, 2020, $6,417 remains payable to the Adviser which is included in other liabilities on the Statement of Assets and Liabilities.

Other investment partnerships sponsored by UBS AG or its affiliates may also maintain investment interests in the Investment Funds owned by the Fund.

4.	Administration and Custody Fees

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”), as Fund administrator, performs certain additional administrative, accounting, record keeping, tax and investor services for the Fund. BNY Mellon receives a monthly administration fee primarily based upon (i) the average net assets of the Fund subject to a minimum monthly administration fee, and (ii) the aggregate net assets of the Fund and certain other investment funds sponsored or advised by UBS AG, UBS Americas, Inc. or their affiliates. Additionally, the Fund reimburses certain out of pocket expenses incurred by BNY Mellon.

The Custodian has entered into a service agreement whereby it provides custodial services for the Fund.

5.	Share Capital and NAV

The Fund is authorized to issue an unlimited number of Shares. The Fund has registered $366,119,182 of Shares for sale under its Registration Statement (File No. 333-211675). The Shares are being distributed by UBS Financial Services Inc. (together with any other broker or dealer appointed by the Fund as distributor of its Shares, the “Distributor”). The Distributor may pay from its own resources compensation to its financial advisers and brokers or dealers in connection with the sale and distribution of the Shares or servicing of shareholders.

A&Q Masters Fund

Notes to Financial Statements (continued)

March 31, 2020

5.	Share Capital and NAV (continued)

Capital share transactions for outstanding Shares in the Fund for the year ended March 31, 2020 are summarized as follows:

Outstanding Shares April 1, 2019	Subscriptions	Reinvestments	Redemptions	Outstanding Shares March 31, 2020	NAV Per Share
119,161.481	895.484	3,510.511	(27,702.372)	95,865.104	$991.66

6.	Loan Payable

The Fund, along with several other funds advised by UBS Hedge Fund Solutions, is party to a secured Amended and Restated Credit Agreement dated as of September 1, 2015, as amended, supplemented or otherwise modified from time to time, which will terminate on August 25, 2020 unless extended (the “Credit Agreement”). Under the Credit Agreement, the Fund may borrow from time to time on a revolving basis at any time up to $15,000,000 for temporary investment purposes and to meet requests for tenders. Indebtedness outstanding under the Credit Agreement accrues interest at a rate per annum for each day equal to 1.5% plus the higher of the Overnight LIBOR Rate and the Federal Funds Rate for such day (the “Interest Rate”), or at 2% over the Interest Rate during an event of default. There is a Commitment Fee payable by the Fund, calculated at 50 basis points times the actual daily amount of the line of credit not utilized.

For the year ended March 31, 2020, the Fund’s average interest rate paid on borrowings was 3.08% per annum and the average borrowings outstanding was $233,333. The Fund did not have any borrowings outstanding at March 31, 2020. Interest expense for the year ended March 31, 2020 was $7,177, of which none was payable at March 31, 2020.

7.	Investments

As of March 31, 2020, the Fund had investments in Investment Funds, none of which were related parties.

Aggregate purchases and proceeds from sales of investments for the year ended March 31, 2020 amounted to $35,250,000 and $68,684,121, respectively.

The agreements related to investments in Investment Funds provide for compensation to the general partners/managers in the form of management fees of 0.45% to 2.85% (per annum) of net assets and incentive fees or allocations ranging from 9.00% to 25.00% of net profits earned. One or more Investment Funds have entered into a side pocket arrangement. Detailed information about the Investment Funds’ portfolios is not available. Please see the Schedule of Portfolio Investments for further information.

A&Q Masters Fund

Notes to Financial Statements (continued)

March 31, 2020

8.	Financial Instruments with Off-Balance Sheet Risk

In the normal course of business, the Investment Funds in which the Fund invests trade various financial instruments and enter into various investment activities with off-balance sheet risk. These include, but are not limited to, short selling activities, writing option contracts, contracts for differences, equity swaps, distressed investing, merger arbitrage and convertible arbitrage. The Fund’s risk of loss in these Investment Funds is limited to the fair value of these investments.

9.	Indemnification

In the ordinary course of business, the Fund may enter into contracts or agreements that contain indemnifications or warranties. Future events could occur that lead to the execution of these provisions against the Fund. Based on its history and experience, the Fund believes that the likelihood of such an event is remote.

10.	Subsequent Events

The Adviser has evaluated the impact of all subsequent events on the Fund through the date the financial statements were available to be issued, and has determined that there were no events that required disclosure other than the following:

Subsequent to March 31, 2020, the Fund paid shareholders’ redemptions payable of $1,504,895 in full.

Certain impacts to public health conditions particular to the coronavirus (COVID-19) outbreak that occurred subsequent to year end may have a negative impact on the financial performance of the Fund’s investments. The extent of the impact to the financial performance of Investment Funds will depend on future developments, including (i) the duration and spread of the outbreak, (ii) the restrictions and advisories, (iii) the effects on the financial markets, and (iv) the effects on the economy overall, all of which are highly uncertain and cannot be predicted. If the financial performance of Investment Funds are impacted because of these matters for an extended period, the Fund’s investment results may be adversely affected.

TRUSTEES AND OFFICERS (UNAUDITED)

Information pertaining to the Trustees and Officers of the Fund as of March 31, 2020 is set forth below. The Statement of Additional Information (SAI) includes additional information about the Trustees and is available without charge, upon request, by calling UBS Hedge Fund Solutions LLC (“UBS HFS”) at (888) 793-8637.

Name, Age, Address and Position(s) with Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Trusteeships/ Directorships Held by Trustee Outside Fund Complex During Past 5 Years
INDEPENDENT TRUSTEES
Virginia G. Breen (55) c/o UBS HFS 600 Washington Boulevard Stamford, Connecticut 06901 Trustee	Term — Indefinite Length—since Commencement of Operations	Private investor and board member of certain entities (as listed herein).	4	Director of: Paylocity Holding Corp.; the Neuberger Berman Private Equity Registered Funds (19 funds); certain funds in the Calamos Fund Complex (26 portfolios); Jones Lang LaSalle Income Property Trust, Inc.
George W. Gowen (90) c/o UBS HFS 600 Washington Boulevard Stamford, Connecticut 06901 Trustee	Term — Indefinite Length—since Commencement of Operations	Law partner of Dunnington, Bartholow & Miller LLP.	4	None.
Stephen H. Penman (73) c/o UBS HFS 600 Washington Boulevard Stamford, Connecticut 06901 Trustee	Term — Indefinite Length—since Commencement of Operations	Professor of Financial Accounting of the Graduate School of Business, Columbia University.	4	Member, Board of Advisors, Boston Harbor Investment Management, LLC.
INTERESTED TRUSTEE
Meyer Feldberg (78)[3] c/o UBS HFS 600 Washington Boulevard Stamford, Connecticut 06901 Chairman and Trustee	Term — Indefinite Length—since Commencement of Operations	Dean Emeritus and Professor of Management of the Graduate School of Business, Columbia University; Senior Advisor for Morgan Stanley.	48	Director of: NYC Ballet; Revlon, Inc. (1997 to 2017); Macy’s, Inc. (1992 to 2016). Advisory Director of Welsh Carson Anderson & Stowe.
OFFICER(S) WHO ARE NOT TRUSTEES
William J. Ferri (53) UBS HFS 787 7th Avenue New York, New York 10019 Principal Executive Officer	Term — Indefinite Length—since Commencement of Operations

Head of UBS Asset Management (Americas) Inc. (“UBS AM”) and Head of Multi-Manager and Hedge Fund Solutions of UBS AM since March 2017. Prior to serving in this role, Mr. Ferri was Global Head of UBS HFS from 2010 to 2017.

			N/A	N/A
Dylan Germishuys (50) UBS HFS 600 Washington Boulevard Stamford, Connecticut 06901 Principal Accounting Officer	Term — Indefinite Length—since Nov. 19, 2013	Head of Operations and Product Control of UBS HFS since 2004.	N/A	N/A

Name, Age, Address and Position(s) with Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Trusteeships/ Directorships Held by Trustee Outside Fund Complex During Past 5 Years
Frank S. Pluchino (60) UBS HFS 600 Washington Boulevard Stamford, Connecticut 06901 Chief Compliance Officer	Term — Indefinite Length—since Commencement of Operations

Executive Director and Chief Compliance Officer of UBS HFS since October 2010, and Executive Director of UBS Business Solutions US LLC since January 2017. Mr. Pluchino also serves as Chief Compliance Officer of the registered investment funds advised by UBS HFS and UBS AM.

			N/A	N/A
Keith A. Weller (57) UBS AM One North Wacker Drive Chicago, Illinois 60606 Chief Legal Officer	Term — Indefinite Length—since Jul. 25, 2019

Executive Director and Deputy General Counsel (since February 2019, prior to which he was Senior Associate General Counsel) of UBS Business Solutions US LLC (since January 2017) and UBS AM—Americas (since 2005). Mr. Weller also serves as a Vice President and Secretary of the registered investment funds advised by UBS AM.

			N/A	N/A

[1]	The Fund commenced operations on July 1, 2013.

[2]	As of March 31, 2020, of the 48 funds/portfolios in the complex, 44 were advised by an affiliate of UBS HFS and four comprised the registered alternative investment funds advised by UBS HFS.

[3]

Mr. Feldberg is an “interested person” of the Fund because he is an affiliated person of a broker-dealer with which the funds advised by UBS HFS may do business. Mr. Feldberg is not affiliated with UBS Financial Services Inc. or its affiliates.

ADDITIONAL INFORMATION (UNAUDITED)

PROXY VOTING

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available: (i) without charge, upon request, by calling (888) 793-8637; and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

The Fund is required to file, on Form N-PX, its complete proxy voting record for the most recent twelve-month period ended June 30, no later than August 31. The Fund’s Form N-PX filings are available: (i) without charge, upon request, by calling (888) 793-8637; and (ii) on the SEC’s website at http://www.sec.gov.

FILING OF QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS (“FORM N-PORT”) The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available, without charge, on the SEC’s website at http://www.sec.gov.

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. The code of ethics may be obtained without charge by calling 212-821-6053.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s Board had determined that Professor Stephen Penman, a member of the audit committee of the Board, is the audit committee financial expert and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $99,895 for 2020 and $102,180 for 2019.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $2,285 for 2020 and $2,285 for 2019. Audited related fees principally include fees associated with reviewing and providing comments on semi-annual reports, issuing consent filings and performing diversification, and other testing pursuant to sub chapter M of the Internal Revenue Code of 1986, as amended.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $30,700 for 2020 and $29,250 for 2019. Tax fees include fees for tax compliance services and assisting management in preparation of tax estimate.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2020 and $0 for 2019.

(e)(1)

The registrant’s audit committee pre-approves the principal accountant’s engagements for audit and non-audit services to the registrant, and certain non-audit services to service Affiliates that are required to be pre-approved, on a case-by-case basis. Pre-approval considerations include whether the proposed services are compatible with maintaining the principal accountant’s independence.

(e)(2)

There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, because such services were pre-approved.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $.331 million for 2020 and $.370 million for 2019.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Proxy Voting Policies are as follows:

UBS Hedge Fund Solutions LLC proxy voting policy 4-E-004010 Internal

UBS Hedge Fund Solutions LLC proxy voting policy

OR Taxonomy: Market Conduct

Owner/Issuer: Head C&ORC UBS HFS LLC

    Why do we have this policy?

Underlying our voting and corporate governance policies we have one fundamental objective, to act in the best financial interests of our clients to protect and enhance the long-term value of their investments.

To achieve this objective, we have implemented this Policy, which we believe is reasonably designed to guide our exercise of voting rights and the taking of other appropriate actions, within our ability, and to support and encourage sound corporate governance practice.

Applicability

Location	Americas
Legal Entity	UBS Hedge Fund Solutions LLC
Business Division	Asset Management
Business Area / Function	All
Roles	All

Summary of Key Requirements

The policy is designed to address the following risks:

-  Failure to provided required disclosures for investment advisers and registered investment companies

-  Failure to vote proxies in best interest of clients and funds

-  Failure to identify and address conflicts of interest

Infringements of this policy may result in disciplinary action including dismissal.

Published: 3 December 2015	Page 1 of 3

UBS Hedge Fund Solutions LLC proxy voting policy 4-E-004010 Internal

Table of Contents

Policy		3

1.	General Policy	3

2.	General Procedures	3
2.1	Recordkeeping	3

Published: 3 December 2015	Page 2 of 3

UBS Hedge Fund Solutions LLC proxy voting policy 4-E-004010 Internal

Policy

1.     General Policy

The general policy is to vote proxy proposals, amendments, consents or resolutions relating to client securities, including interests in private investment funds, if any, (collectively, “proxies”), in a manner that serves the best interests of the clients managed by the Registrant, as determined by the Registrant in its discretion, taking into account relevant factors, including, but not limited to:

-	the impact on the value of the securities;
-	the anticipated costs and benefits associated with the proposal;
-	the effect on liquidity;
-	impact on redemption or withdrawal rights;
-	the continued or increased availability of portfolio information; and
-	customary industry and business practices.

2.     General Procedures

Unless clients have reserved voting rights to themselves, UBS Hedge Fund Solutions LLC (“HFS”) will direct the voting of proxies on securities held in their accounts. However, since the holdings in client accounts of HFS are almost exclusively comprised of hedge funds, many of which have non-voting shares, HFS rarely votes proxies. When voting such proxies, HFS Operations Department will consult with the HFS Investment Committee as well as the Legal and Compliance Department regarding the issues of the proxy vote. The Legal and Compliance Department will notify the Operations Department if there are any legal/compliance issues related to the vote. If there are no such issues, the Investment Committee will instruct the Operations Department on how to vote the proxy. The Operations Department will notify the relevant external parties of those instructions and vote in proxy in accordance to the instructions.

In the rare instance that HFS would have an equity security in one of its portfolios that holds a vote, HFS Operations Department will consult with its affiliate, UBS O’Connor LLC (“O’Connor”) on how to vote such proxy. In this instance, HFS would follow O’Connor’s Proxy Voting Policy and vote its proxy in accordance to the guidance provided by O’Connor’s Proxy Voting Policy (a copy of which is attached).

HFS has implemented procedures designed to identify whether HFS has a conflict of interest in voting a particular proxy proposal, which may arise as a result of its or its affiliates’ client relationships, marketing efforts or banking, investment banking and broker-dealer activities. To address such conflicts, HFS has imposed information barriers between it and its affiliates who conduct banking, investment banking and broker-dealer activities. Whenever HFS is aware of a conflict with respect to a particular proxy as determined by the Legal and Compliance Department, such proxy will be reviewed by a group consisting of members from the Operations Department, Investment Committee and Legal and Compliance and the group is required to review and agree to the manner in which such proxy is voted.

2.1         Recordkeeping

A record of all votes cast must be maintained in order to permit the SEC registered funds to file timely and accurately Form N-PX and to comply with the recordkeeping requirements of IA Act rule 204-2(e)(1). Additionally the Adviser shall maintain a written record of the method used to resolve a material conflict of interest.

Published: 3 December 2015	Page 3 of 3

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

A&Q MASTER FUND

PORTFOLIO MANAGER DISCLOSURE

The Fund is managed by Bruce Amlicke (the “Portfolio Manager”), who is primarily responsible for the selection of the Fund’s investments, the allocation of the Fund’s assets among underlying investment managers and the general day-to-day management of the Fund.

Mr. Amlicke has served as a Portfolio Manager of the Fund since its inception. He is the Chief Investment Officer and Head of UBS Hedge Fund Solutions LLC (the “Adviser”). Mr. Amlicke is also Chairman of the Adviser’s Investment Committee. Before re-joining UBS AG in 2010, Mr. Amlicke was Chief Investment Officer of Blackstone Alternative Asset Management and Senior Managing Director of The Blackstone Group. From 2003 to 2004, he was Chief Investment Officer of the O’Connor Multi-Manager Program, the predecessor of the Adviser. Mr. Amlicke joined the O’Connor Multi-Manager team in 1998. He began his career at O’Connor & Associates in 1986 with the foreign currency options group, trading and managing global derivative portfolios. From 1995 to 1998, Mr. Amlicke pursued entrepreneurial interests and was actively involved in early-stage private equity investing in San Diego, California. Mr. Amlicke received his bachelor’s degree from the University of Michigan.

The Fund’s Portfolio Manager manages multiple accounts for the Adviser, including registered closed-end management investment companies and private domestic and offshore pooled investment vehicles.

Potential conflicts of interest may arise because of the Portfolio Manager’s management of the Fund and other accounts. For example, conflicts of interest may arise with the allocation of investment transactions and allocation of limited investment opportunities. Allocations of investment opportunities generally could raise a potential conflict of interest to the extent that the Portfolio Manager may have an incentive to allocate investments that are expected to increase in value to preferred accounts. Conversely, the Portfolio Manager could favor one account over another in the amount or the sequence in which orders to redeem investments are placed. The Portfolio Manager may be perceived to have a conflict of interest if there are a large number of other accounts, in addition to the Fund, that he is managing on behalf of the Adviser. In addition, the Portfolio Manager could be viewed as having a conflict of interest to the extent that he has an investment in accounts other than the Fund. A potential conflict of interest may be perceived if the Adviser receives a performance-based advisory fee as to one account but not another, because the Portfolio Manager may favor the account subject to the performance fee, whether or not the performance of that account directly determines the Portfolio Manager’s compensation. The Adviser periodically reviews the Portfolio Manager’s overall responsibilities to ensure that he is able to allocate the necessary time and resources to effectively manage the Fund.

Other accounts may have investment objectives, strategies and risks that differ from those of the Fund. For these or other reasons, the Portfolio Manager may purchase different investments for the Fund and the other accounts, and the performance of investments purchased for the Fund may vary from the performance of the investments purchased for other accounts. The Portfolio Manager may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made for the Fund, which could have the potential to adversely impact the Fund, depending on market conditions.

The Adviser’s goal is to provide high quality investment services to all of its clients, while meeting its fiduciary obligation to treat all clients fairly. The Adviser has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, the Adviser monitors a variety of areas, including compliance with Fund guidelines. Furthermore, senior investment and business personnel at the Adviser periodically review the performance of the Portfolio Manager.

The Portfolio Manager’s compensation is comprised primarily of a fixed salary and a discretionary bonus paid by the Adviser or its affiliates and not by the Fund. A portion of the discretionary bonus may be paid in shares of funds managed by the Adviser or in shares of stock or stock options of UBS AG, the parent company of the Adviser, subject to certain vesting periods. The amount of the Portfolio Manager’s discretionary bonus, and the portion to be paid in shares of funds managed by the Adviser or in shares of stock or stock options of UBS AG, is determined by senior officers of the Adviser. In general, the amount of the bonus will be based on a combination of factors, none of which is necessarily weighted more than any other factor. These factors may include: the overall performance of the Adviser; the overall performance of UBS AG; the profitability to the Adviser derived from the management of the Fund and the other accounts managed by the Adviser; the absolute performance of the Fund and such other accounts for the preceding year; contributions by the Portfolio Manager to assisting in managing the Adviser; participation by the Portfolio Manager in training of personnel; and support by the Portfolio Manager generally to colleagues. The bonus is not based on a precise formula, benchmark or other metric.

The following table lists the number and types of other accounts advised by the Fund’s Portfolio Manager and approximate assets under management in those accounts as of March 31, 2020 (please update where needed).

Portfolio Manager	Registered Investment Companies		Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Assets Managed	Number of Accounts	Assets Managed	Number of Accounts	Assets Managed

Bruce Amlicke	3(1)	$797,361,250	83(2)	$20,251,168,043	18(3)	$16,208,780,259

1    Of these accounts, 3 accounts with total assets of approximately $796,332,669 charge performance-based advisory fees.

2	Of these accounts, 41 accounts with total assets of approximately $10,348,365,109 charge performance-based advisory fees.

3            Of these accounts, 2 accounts with total assets of approximately $7,756,793,604 charge performance-based advisory fees.

The Fund’s Portfolio Manager does not beneficially own any units of limited liability company interest of the Fund.

(b)	Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered under this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) A&Q Masters Fund

By (Signature and Title)*	/s/ William Ferri
William Ferri, Principal Executive Officer

Date	June 4, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ William Ferri
William Ferri, Principal Executive Officer

Date	June 4, 2020

By (Signature and Title)*	/s/ Dylan Germishuys
Dylan Germishuys, Principal Accounting Officer

Date	June 4, 2020

* Print the name and title of each signing officer under his or her signature.